Inventories	12 Months Ended
Dec. 31, 2025
Inventories [Abstract]
Inventories
Note 12 – Inventories

Inventories consist mainly of remaining bunkers for our spot vessels at the end of the year. The total inventories balance was $24,682 thousand as of December 31, 2025, compared to $37,688 thousand as of December 31, 2024.

Bunker inventory is stated at the lower of cost and net realizable value. Cost is determined using the FIFO method and includes expenditures incurred in acquiring the bunkers and delivery cost less discounts.